Exhibit 99.2

U-STORE-IT
We’re the Self Storage Professionals

Supplemental Operating and Financial Data
June 30, 2006

6745 Engle Road, Suite 300
Middleburg Heights, Ohio 44130
Tel: (440) 234-0700
Fax: (440) 234-8776
www.u-store-it.com

U-STORE-IT
We’re the Self Storage Professionals

Forward-Looking Statements

This presentation contains certain statements that may be considered to be “forward-looking statements” within the meaning of the federal securities laws. All statements, other than statements of historical facts, that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. The Company believes that its expectations stated in this presentation are based on reasonable assumptions; however, these statements are subject to certain risks and uncertainties such as national, local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks, increasing interest rates and operating costs; the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes; acquisition and development risks; changes in real estate and zoning laws or regulations; risks related to natural disasters; potential environmental and other liabilities; and other factors affecting the real estate industry generally or the self-storage industry in particular. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K and its reports on Forms 10-Q and 8-K, which discuss these and other risks and factors that could cause the Company’s actual results to differ materially from any forward-looking statements. These factors could cause results, developments and business decisions to differ materially from historical results or from any results expressed or implied by such forward-looking statements.

U-STORE-IT
We’re the Self Storage Professionals

U-STORE-IT
We’re the Self Storage Professionals

About the Company

U-Store-It Trust is a self-administered and self-managed real estate investment trust focused on the ownership, operation, acquisition and development of self-storage facilities in the United States. The Company’s self-storage facilities are designed to offer affordable, easily accessible and secure storage space for residential and commercial customers. As of June 30, 2006, U-Store-It owned 383 properties in 27 states, aggregating approximately 24.2 million rentable square feet.

Second Quarter 2006

Financial Highlights

	Three Months Ended June 30,
	2006	2005
(Dollars in thousands, except share data)

Net income (loss)	$(30)	$2,204
EPS	$0.00	$0.06
FFO	$14,110	$10,554
FFO per share	$0.25	$0.28
In place annual rent per square foot	$12.35	$11.62
Percentage of floating rate debt	11.4%	20.0%
Debt to gross assets	44.9%	48.0%
Debt to market capitalization	39.7%	39.8%
Weighted average interest rate on total debt	5.806%	5.786%

U-STORE-IT
We’re the Self Storage Professionals

Research Coverage

Analyst Contact Information (1):

Michael Knott
Green Street Advisors
(949) 640-8780

David Harris / David Toti
Lehman Brothers
(212) 526-1790 / (212) 526-2002

Jonathan Litt
Citigroup
(212) 816-0231

Jeffrey J. Donnelly / Eric Rothman
Wachovia Securities
(617) 603-4262 / (617) 603-4263

John L. Sheehan / Mark Hoffmeister
A.G. Edwards & Sons
(314) 955-5834

Rick T. Murray / Paul D. Puryear
Raymond James & Associates
(727) 567-2561 / (727) 567-2253

Ross T. Nussbaum
Banc of America Securities LLC
(212) 847-5668

Rod Petrik / Tamara J. Fique
Stefel, Nicolas and Company
(410) 454-4131 / (410) 454-5873

Paul Adornato
Harris Nesbitt
(212) 885-4170

Christopher Pike
Merrill Lynch
(212) 449-1153

(1)	The above information is provided as a service to interested parties and not as an endorsement of any report, nor representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts’ reports are subject to change without notice.

U-STORE-IT
We’re the Self Storage Professionals

Common Stock Data

U-Store-It Trust common stock is traded on the New York Stock Exchange under the ticker symbol: YSI. Below is a summary of YSI common stock performance and dividends over the last four quarters (based on New York Stock Exchange closing price):

	Q2 2006	Q1 2006	Q4 2005	Q3 2005

High Price	$19.75	$22.28	$21.93	$22.13
Low Price	$16.05	$19.94	$19.04	$18.82
Quarter-End Closing Price	$18.86	$20.15	$21.05	$20.27

Regular Dividends per share – annualized	$1.16	$1.16	$1.16	$1.12

Annualized Regular Dividend Yield — on Quarter-End Closing Price	6.2%	5.8%	5.5%	5.5%

( in thousands )
Total Common Shares at Quarter-End	57,207	57,175	57,010	37,345
Total OP Units at Quarter-End	5,199	5,199	5,199	5,199

Total Combined Units at Quarter-End	62,406	62,374	62,209	42,544

Market Value of Common Equity at Quarter-End	$1,176,965	$1,256,836	$1,309,499	$862,367

U-STORE-IT
We’re the Self Storage Professionals

Capitalization

	Interest Rate	June 30, 2006
(Dollars, shares and units in thousands)

Fixed Rate Debt:
Notes and Mortgages Payable:
loans due November 2006	8.160%	$64,478
loans due November 2006	7.130%	38,735
loans due November 2009	5.085%	89,105
loans due May 2010	5.190%	89,120
loans due January 2011	5.325%	89,140
loans due August 2012	5.130%	80,000
loans due September 2012	4.960%	80,000
loans due November 2015	5.970%	71,711
other loans payable with maturity dates ranging from November 2007 through January 2015	5.000%-6.490%	80,539
other notes	5.970%	146

Fixed rate debt subtotal	5.707%	682,974
Fair market value adjustment on loans, net		2,449

		685,423
Variable Rate Debt:

Lines of Credit	6.572%	88,000

Total Debt	5.806%	$ 773,423

	Shares & Units
	Outstanding	Market Value (1)

Common Stock	57,207	$1,078,924
OP Units	5,199	98,053

Total Common Equity	62,406	$1,176,977

Total Market Capitalization		$1,950,400

(1) Value based on the U-Store-It’s closing price of $18.86 on June 30, 2006.

U-STORE-IT
We’re the Self Storage Professionals

Properties by State – Total REIT (1)

			Total	% of Total
	Number of	Number of	Rentable	Rentable	Occupancy
Facility Location	Facilities	Units	Square Feet	Square Feet	(2)
California	58	34,033	3,855,389	15.9%	77.1%
Florida	52	34,506	3,759,740	15.5%	86.9%
Texas	36	16,970	2,143,378	8.8%	80.0%
Tennessee	24	12,543	1,689,183	7.0%	83.4%
Ohio	30	13,009	1,687,367	7.0%	82.0%
Illinois	27	14,157	1,616,430	6.7%	77.0%
Arizona	26	12,772	1,384,279	5.7%	87.8%
Colorado	19	10,126	1,145,692	4.7%	85.2%
New Jersey	14	9,697	940,657	3.9%	82.1%
Connecticut	17	7,373	873,860	3.6%	79.4%
Indiana	9	5,419	606,599	2.5%	75.6%
North Carolina	8	4,743	555,779	2.3%	88.7%
Maryland	5	4,097	505,808	2.1%	81.6%
New Mexico	11	4,214	459,808	1.9%	92.7%
Georgia	5	3,635	431,387	1.8%	73.4%
Mississippi	6	2,743	347,608	1.4%	89.9%
New York	6	3,195	335,300	1.4%	82.0%
Louisiana	6	2,329	334,324	1.4%	96.5%
Michigan	4	1,787	272,911	1.1%	80.6%
Utah	5	2,376	244,948	1.0%	86.8%
Alabama	3	1,655	234,631	1.0%	84.3%
South Carolina	3	1,281	214,113	0.9%	75.5%
Pennsylvania	2	1,585	177,411	0.7%	87.7%
Virginia	2	1,091	131,368	0.5%	62.7%
Massachusetts	2	1,134	115,541	0.5%	72.9%
Nevada	2	815	98,585	0.4%	78.4%
Wisconsin	1	489	58,713	0.2%	72.1%

Total/Weighted Average	383	207,774	24,220,809	100.0%	82.2%

(1) Includes properties owned as of June 30, 2006.
(2) Represents total occupied square feet divided by total rentable square feet, as of June 30, 2006.

U-STORE-IT
We’re the Self Storage Professionals

Properties by State – Same-Store Portfolio (1)

			Total	% of Total
	Number of	Number of	Rentable	Rentable	Occupancy
Facility Location	Facilities	Units	Square Feet	Square Feet	(2)
Florida	46	29,478	3,217,366	25.0%	88.4%
Illinois	25	13,407	1,517,252	11.8%	77.1%
California	25	11,434	1,353,227	10.5%	78.3%
Ohio	19	8,908	1,121,327	8.7%	82.9%
New Jersey	11	7,247	760,149	5.9%	82.2%
Indiana	9	5,419	606,599	4.7%	75.6%
North Carolina	8	4,743	555,779	4.3%	88.7%
Georgia	5	3,635	431,387	3.3%	73.4%
Maryland	4	3,299	418,638	3.2%	83.7%
Connecticut	8	3,877	415,090	3.2%	74.5%
Tennessee	7	3,070	374,271	2.9%	92.1%
Louisiana	6	2,329	334,324	2.6%	96.5%
Mississippi	5	2,361	301,619	2.3%	93.2%
Michigan	4	1,787	272,911	2.1%	80.6%
Arizona	4	2,223	242,030	1.9%	94.1%
Alabama	3	1,655	234,631	1.8%	84.3%
South Carolina	3	1,281	214,113	1.7%	75.5%
Pennsylvania	2	1,585	177,411	1.4%	87.7%
New York	2	1,563	168,444	1.3%	73.1%
Massachusetts	2	1,134	115,541	0.9%	72.9%
Wisconsin	1	489	58,713	0.5%	72.1%

Total/Weighted Average	199	110,924	12,890,822	100.0%	83.1%

(1) Includes properties owned as of June 30, 2006.
(2) Represents total occupied square feet divided by total rentable square feet, as of June 30, 2006.

U-STORE-IT
We’re the Self Storage Professionals

Properties by Region

Same Store

					Q2 2006			Q2 2005
			Total	% of Total
	Number	Number	Rentable	Rentable	Net Rent	Average	Average	Average
	of	of	Square	Square	per Square	Physical	Economic	Physical
Division	Facilities	Units	Feet	Feet	Foot*	Occupancy	Occupancy	Occupancy
North East (1)	94	51,785	6,006,346	46.5%	$10.92	78.7%	66.2%	79.4%
South Central (2)	14	6,345	870,574	6.8%	6.29	91.9%	79.7%	78.8%
Southern (3)	62	39,137	4,418,645	34.3%	11.00	86.3%	75.1%	87.1%
Western (4)	29	13,657	1,595,257	12.4%	10.63	80.1%	70.9%	84.2%

Total	199	110,924	12,890,822	100.0%	$10.56	82.4%	70.4%	82.6%

States Included:

(1) CT, IL, IN, MA, MD, MI, NJ, NY, OH, PA, TN, WI
(2) AL, LA, MS
(3) FL, GA, NC, SC
(4) AZ, CA

Total Portfolio

					Q2 2006
			Total	% of Total
	Number	Number	Rentable	Rentable	Net Rent	Average	Average
	of	of	Square	Square	per Square	Physical	Economic
Division	Facilities	Units	Feet	Feet	Foot*	Occupancy	Occupancy
North East (1)	143	75,576	9,011,148	37.2%	$10.27	78.8%	66.5%
South Central (2)	44	20,792	2,669,665	11.0%	7.13	82.8%	69.3%
Southern (3)	68	44,165	4,961,019	20.5%	11.04	85.4%	74.2%
Western (4)	128	67,241	7,578,977	31.3%	9.93	80.9%	72.1%

Total	383	207,774	24,220,809	100.0%	$9.99	81.2%	70.1%

States Included:

(1) CT, IL, IN, MA, MD, MI, NJ, NY, OH, PA, TN, VA, WI
(2) AL, LA, MS, TX
(3) FL, GA, NC, SC
(4) AZ, CA, CO, NM, NV, TX, UT

* Includes the effect of the $750 non-cash adjustment to revenue in the second quarter of 2006.

						Number of Facilities by State
						Top Targeted Markets
		Total		June 30,	Total
		Rentable		2006	Number								NY		Purchase
	Acquisition	Square	Number	Occupancy	of								Metro	Other	Price
Facility/Portfolio	Closing Date	Feet	of Units	(1)	Facilities	CA	TX	IL	AZ	CO	OH	FL	(10)	States	(‘000s )	Price PSF
Metro Storage Portfolio	October 2004	2,600,958	22,901	76.70%	42	—	—	24	—	—	4	4	—	10	$184,000	$71
National Self Storage Portfolio (2)	July 2005	3,742,582	32,939	85.80%	70	11	15	—	16	5	—	—	—	23	212,000	57
Liberty Self-Stor Portfolio (3)	April 2005	702,553	5,331	82.30%	14	—	—	—	—	—	11	3	—	—	27,200	38
Sure Save Portfolio	February 2006	1,816,754	16,040	75.00%	24	15	1	—	5	—	—	—	—	3	164,500	91

Individual Facility and Small Portfolio Acquisitions:
California, MD	November 2004	67,528	722	91.40%	1	—	—	—	—	—	—	—	—	1	5,700	84
Bradenton II, FL	November 2004	88,103	904	88.80%	1	—	—	—	—	—	—	1	—	—	7,450	85
West Palm Beach II, FL	November 2004	93,915	913	94.80%	1	—	—	—	—	—	—	1	—	—	10,750	114
Dania Beach, FL	November 2004	264,375	1,928	86.00%	1	—	—	—	—	—	—	1	—	—	13,900	53
Gaithersburg, MD	January 2005	87,170	798	71.70%	1	—	—	—	—	—	—	—	—	1	11,800	135
Ford Storage Portfolio	March 2005	257,656	1,642	84.30%	5	—	—	—	—	—	5	—	—	—	15,500	60
A-1 Self Storage Portfolio (4)	March/May 2005	231,457	2,256	84.10%	5	—	—	—	—	—	—	—	5	—	28,100	121
Frisco I, TX	April 2005	51,079	447	88.40%	1	—	1	—	—	—	—	—	—	—	5,700	112
Frisco II, TX	April 2005	71,539	514	76.50%	1	—	1	—	—	—	—	—	—	—	4,200	59
Ocoee, FL	April 2005	76,258	665	94.10%	1	—	—	—	—	—	—	1	—	—	4,950	65
Extra Closet Facilities	May 2005	99,178	750	75.90%	2	—	—	2	—	—	—	—	—	—	6,800	69
Tempe, AZ	July 2005	53,525	408	94.70%	1	—	—	—	1	—	—	—	—	—	2,900	54
Clifton, NJ	July 2005	105,625	1,014	87.00%	1	—	—	—	—	—	—	—	1	—	16,800	159
Elizabeth, NJ	August 2005	40,202	686	60.90%	1	—	—	—	—	—	—	—	1	—	5,300	132
Hoboken, NJ	August 2005	34,681	750	90.80%	1	—	—	—	—	—	—	—	1	—	2,900	84
Colorado Portfolio	September 2005	321,734	2,931	85.40%	7	—	—	—	—	7	—	—	—	—	19,600	61
Miami VI, FL (5)	September 2005	152,075	1,504	70.90%	1	—	—	—	—	—	—	1	—	—	17,700	116
Pensacola, FL	September 2005	79,455	701	93.30%	1	—	—	—	—	—	—	1	—	—	7,900	99
Texas Portfolio (6)	Sept./Nov. 2005	302,889	2,566	65.00%	5	—	5	—	—	—	—	—	—	—	21,000	69
Dallas, TX Portfolio (7)	Oct. 2005/Jan. 2006	455,380	3,575	89.40%	8	—	8	—	—	—	—	—	—	—	29,400	65
Jacksonville, FL	November 2005	79,366	761	37.40%	1	—	—	—	—	—	—	1	—	—	7,200	91
California Portfolio	December 2005	447,905	4,101	73.10%	6	6	—	—	—	—	—	—	—	—	57,000	127
Fredericksburg, VA	December 2005	131,368	1,091	62.70%	2	—	—	—	—	—	—	—	—	2	13,300	101
Nashville, TN Portfolio (8)	Dec. 2005/Jan. 2006	472,927	3,197	77.10%	5	—	—	—	—	—	—	—	—	5	27,850	59
U-Stor Self-Storage Portfolio (9)	February 2006	172,900	1,259	80.30%	3	—	—	—	—	3	—	—	—	—	10,900	63
Texas Portfolio (6)	March 2006/June 2006	344,219	2,828	71.00%	5	—	5	—	—	—	—	—	—	—	29,100	85
Nickey Mini Storage Portfolio	April 2006	388,168	2,567	84.30%	4	—	—	—	—	—	—	—	—	4	13,600	35
SecurCare Self Storage Portfolio	May 2006	326,377	3,114	92.10%	4	—	—	—	—	4	—	—	—	—	35,700	109

Option Facilities:
San Bernardino VII, CA	January 2005	83,756	636	81.70%	1	1	—	—	—	—	—	—	—	—	7,300	87
Orlando II, FL	March 2005	92,944	788	93.90%	1	—	—	—	—	—	—	1	—	—	6,800	73
Boynton Beach II, FL	March 2005	62,276	609	86.90%	1	—	—	—	—	—	—	1	—	—	5,000	80

Total Completed Acquisitions		14,398,877	123,836	80.60%	229	33	36	26	22	19	20	16	8	49	$1,039,800	$72

(1)	Represents occupied square feet divided by total rentable square feet, as of June 30, 2006.

(2)	Two of the initial 71 facilities purchased were consolidated into one facility.

(3)	Information excludes the four facilities that were subsequently sold.

(4)	The acquisition of four of the facilities from A-1 Self Storage was completed in March 2005, and the final facility was acquired in May 2005. Two of the five facilities have been consolidated into one facility.

(5)	This facility represents a consolidation of two facilities.

(6)	The acquisition of four of the facilities was completed in September 2005 and the acquisition of one facility was completed in November 2005. The acquisition of four additional facilities was closed in March 2006 and the acquisition of one facility was completed in June 2006. The remaining facilities are expected to close in the second half of 2006.

(7)	The acquisition of six of the facilities was completed in October 2005. The acquisition of the final two facilities was completed in January 2006.

(8)	The acquisition of three of the facilities was completed in December 2005. The acquisition of the final two facilities was completed in January 2006.

(9)	The acquisition of the final facility was completed in August 2006.

(10)	New York Metro region includes facilities in New York, New Jersey and Connecticut.